UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

THERMOGENESIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 858-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	THMO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company                     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                     ☐

Item 7.01.	Regulation FD Disclosure.

On February 19, 2020, ThermoGenesis Holdings, Inc. (the “Company”) issued a press release announcing a partial conversion of the Second Amended and Restated Convertible Promissory Note held by Boyalife Asset Holding II, Inc. (“Boyalife”). The press release is attached as Exhibit 99.1 hereto.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 8.01.	Other Events.

On February 13, 2020, the Company received a conversion notice from Boyalife to convert a total of $3,000,000 of the outstanding balance of the Second Amended and Restated Convertible Promissory Note (the “Note”) issued by the Company to Boyalife on April 16, 2018. The amount converted represents the unpaid accrued interest as of December 31, 2019 of $1,869,000 and $1,131,000 of the outstanding principal balance. The conversion resulted in the issuance of 1,666,670 shares of the Company’s common stock at a conversion price of $1.80 per share. Immediately after the conversion, the new outstanding principal balance of the Note was $7,582,000. After giving effect to the conversion, the Company had 4,561,017 shares of common stock outstanding as of February 13, 2020.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated February 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.
(Registrant)
Dated: February 19, 2020	/s/ Jeff Cauble
Jeff Cauble. Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)